UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

Beverly National Corporation

(Exact name of registrant as specified in charter)

Massachusetts	33-22224-B	04-2832201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cabot Street, Beverly, Massachusetts	01915
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 922-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Beverly National Corporation

Section 5. Corporate Governance and Management .

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2005, Neiland J. Douglas, age 69, a director of Beverly National Corporation (the “Corporation”) since its formation in 1984, and a director of Beverly National Bank since 1977, informed the Corporation’s Board of Directors that he will retire from the Board of Directors at the end of his current term of office which will expire at the 2005 Annual Meeting of Shareholders, and not seek re-election.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 28, 2005	BEVERLY NATIONAL CORPORATION

	By:	/s/ Peter E. Simonsen
Peter E. Simonsen,
Treasurer, Principal Financial and
Accounting Officer